UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014
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CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 West Riverside Ave., Suite 1100
Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

 On December 30, 2014, Clearwater Paper Corporation (the “Company”) issued a press release announcing the sale of its specialty products paper group.  The release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company sold its specialty products business and mills for $113.5 million in cash. For the 12 months ended November 2014, revenue and EBITDA for the specialty products business as part of Clearwater Paper’s consolidated operations, was approximately $218 million and $18 million, respectively.

The Company presents non-GAAP financial information in the form of EBITDA for its specialty products paper group. Because this amount is not in accordance with GAAP, reconciliation to group net earnings as determined in accordance with GAAP is included below. The Company presents this non-GAAP amount because management believes it assists investors and analysts in understanding the portion of its overall results associated with the specialty products paper group that has been sold.

Clearwater Paper Corporation Specialty Products Paper Group Reconciliation of Net Earnings to EBITDA Unaudited (Dollars in Millions)
Twelve Months Ended November 30, 2014
Group Net Sales	$217.7
Cost of sales	(205.9)
Allocated selling, general & administrative expenses	(3.0)
Group Net Earnings	$8.8
Depreciation, amortization and interest expenses	9.6
Group EBITDA	$18.4

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information provided in Item 2.02 is hereby incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits

(d)  Exhibits.

       99.1  Press release issued by Clearwater Paper Corporation, dated December 30, 2014.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 30, 2014

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated December 30, 2014.